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                                                                   Exhibit 10(d)

                              INTERTAN CANADA LTD.
                                 INTERTAN, INC.

                        SIXTH AMENDMENT TO LOAN AGREEMENT



     The Sixth Amendment to Loan Agreement (this "Amendment") is dated as of December 14, 2000 and entered into by and among, inter alia, InterTAN Canada Ltd., as Canadian Borrower, InterTAN, Inc., as the Parent, the financial institutions listed on the signature pages hereof (the "Lenders"), and Bank of America Canada, a Canadian chartered bank, as agent for the Lenders (the "Agent"), and is made with reference to that certain Loan Agreement dated as of December 22, 1997 (as amended and in effect the "Loan Agreement"), by and among the Borrower, the Lenders and the Agent, as amended by the Rectification and Amendment No. 1 dated as of February 24, 1998, the Second Amendment to Loan Agreement dated as of January, 1999, the Third Amendment to Loan Agreement dated as of April 12, 1999, the Fourth Amendment to Loan Agreement dated as of July 31, 1999 and the Fifth Amendment to Loan Agreement dated as of October 1, 1999. Capitalized terms used herein without definition shall have the same meaning herein as set forth in the Loan Agreement.

     Section 1. AMENDMENTS

     1.1 Section 1.1 of the Loan Agreement is amended by deleting the definition of "Maturity Date" and substituting the following therefore:

          "Maturity Date" means March 22, 2001."

     1.2 Section 1.2 of the Loan Agreement is amended by deleting the reference in clause (c) to the "Maturity Date or any expiry date of any Renewal Term" and substitution "December 31, 2000" therefore.

     Section 2. CONDITIONS TO EFFECTIVENESS

     This Amendment shall become effective as of the date hereof (the "Sixth Amendment Effective Date") but upon each of the Borrower and the Parent delivering to the Agent (for the Lenders) and originally executed copy of this Agreement.

     Section3. BORROWERS' AND PARENT'S REPRENTATIONS AND WARRANTIES

     In order to induce the Lenders to enter into this Amendment and to amend the Loan Agreement in the manner provided herein, each of the Borrower and Parent represents and warrants to the Agent and each Lender that the following statements are true, correct and complete:

     A. Authorization, Validity, and Enforceability of this Amendment. The Borrower or the Parent, as applicable, has the corporate power and authority to execute and deliver this Amendment and to perform the Loan Agreement as amended by this Amendment (the "Amended Agreement"). The Borrower or the Parent, as applicable, has taken all necessary corporate action (including, without limitation, obtaining approval of its stockholders if necessary) to
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authorize its execution and delivery of this Amendment and the performance of the Amended Agreement. This Amendment has been duly executed and delivered by the Borrower or the Parent, as applicable, and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of the Borrower or the Parent, as applicable, enforceable against it in accordance with their respective terms without defence, setoff or counterclaim. The Borrower's or the Parent's, as applicable, execution and delivery of this Amendment and the performance by the Borrower or a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of the Borrower or the Parent, as applicable, or any of its Subsidiaries by reason of the terms of (a) any contract, mortgage, Lien, lease, agreement, indenture, or instrument to which the Borrower or the Parent, as applicable, is a party or which is binding on it, (b) any Requirement of Law applicable to the Borrower or the Parent, as applicable, or any of its Subsidiaries, or (c) the certificate or articles of incorporation or amalgamation or bylaws of the Borrower or the Parent, as applicable, or any of its Subsidiaries.

     B. Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other person is necessary or required in connection with the execution, delivery or performance by or enforcement against, the Borrower or the Parent, as applicable, or any of its Subsidiaries of this Amendment or the Amended Agreement except for such as have been obtained or made and filings required in order to perfect the Agent's security interests.

     C. Incorporation of Representations and Warranties From Loan Agreement. The representations and warranties contained in Section 8 of the Loan Agreement except to the extent applicable to the U.K. Borrower or the U.K. Collateral (and, in the case of Section 8.10, except as herein provided and consented to) are and will be true, correct and complete in all material respects on and of the Sixth Amendment Effective Date to the same extent as thought made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date or incorporate by reference information disclosed or contained in the Exhibits to the Loan Agreement, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     D. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event or an Event of Default.

     Section 4. MISCELLANEOUS

     A. Reference to and Effect on the Loan Agreement and the Other Loan Documents.

     1) On and after the Sixth Amendment Effective Date, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to the "Loan Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement shall mean and be a reference to the Amended Agreement.
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     2)   Except as specifically amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect are hereby ratified and confirmed.

     3) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Loan Agreement or any of the other Loan Documents.


     B. Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in Section 16.9 of the Loan Agreement incurred by the agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

     C. Captions. The captions contained in this Amendment are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge or restrict any provision.

     D. Governing Law. THIS AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

     E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts, and by the Agent, each Lender, the Parent and the Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same amendment; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by the Borrower, the Parent, the Agent and the Lenders and receipt by the Borrower and the Agent of written or telephonic notification of such execution and authorization of delivery thereof.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


INTERTAN CANADA LTD.

By: /s/ James G. Gingerich
    ------------------------
Name: James G. Gingerich
Title: Vice President



INTERTAN, INC.

By: /s/ James G. Gingerich
    ------------------------
Name: James G. Gingerich
Title: Executive Vice President & CFO



BANK OF AMERICA CANADA, as Agent
and as the Lender



By: /s/ Jeff Burdon
    ------------------------
Name: Jeff Burdon
Title: Vice President